                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 10, 2006
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                               AMCOMP INCORPORATED
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             (Exact name of registrant as specified in its charter)

        Delaware                      000-51767                  65-0636842
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

    701 U.S. Highway One, North Palm Beach, Florida                    33408
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      (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|  Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

         |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

         On August 10, 2006,  the Company  issued a press  release,  the text of which is as follows:

         "NORTH PALM BEACH,  FLORIDA - - AUGUST 10, 2006 - - AmCOMP Incorporated
(Nasdaq Global  Market:  AMCP)  announced  today that it has been advised by its independent  auditors that a Company employee has expressed  reservations  about the thoroughness of disclosures made by the Company to such auditors.  While the
Company  knows of no basis for these  reservations  and believes  its  financial statements  to be compliant in all  respects,  it must treat any such  statement seriously. While no specific allegation has been made regarding prior or current period financial  statements of the Company, the Company has delayed issuing its financial  information  for the quarter and six months ended June 30, 2006.  The
Audit  Committee  of the  Board  of  Directors  is  undertaking  an  appropriate investigation.

         The company  also  announced  that its  scheduled  conference  call for
Friday, August 11th, at 8:00AM has been cancelled."

         A copy of this  press  release  is  attached  as  Exhibit  99.1 to this
Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.     Exhibits
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         99.1            Press Release dated August 10, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMCOMP INCORPORATED

Dated: August 10, 2006                        By: /s/ Fred R. Lowe
                                                  ------------------------------
                                                  Name: Fred R. Lowe
                                                  Title: Chairman of the Board,
                                                         President and Chief
                                                         Executive Officer